SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant __
Check the appropriate box:
__	Preliminary Proxy Statement
__	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
__	Definitive Proxy Statement
☒	Definitive Additional Materials
__	Soliciting Material Pursuant to Section 240.14a-11© or Section 240.14a-12

Butler National Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
__	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

Proposed maximum aggregate value of transaction:

Total fee paid:

__	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed:
ADDITIONAL DEFINITIVE MATERIALS:
"IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FO THE SHAREHOLDER MEETING TO BE HELD ON TUESDAY, FEBRUARY 24, 2009"

-	The Proxy Statement is available at www.butlernational.com/proxy.htm.

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Notice is hereby given that the 2008 Annual Meeting of Shareholders of Butler National Corporation will be held at the Holiday Inn-Olathe, 101 West 151st Street, Olathe, Kansas, on Tuesday, February 24, 2009, at 11:00 a.m.

-	The purposes of this meeting are as follows:

	1.	To elect one (1) director to serve office for the term of three (3) years or until a successor is elected and qualified.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MR. HAYDEN FOR ELECTION AS DIRECTOR OF BUTLER NATIONAL CORPORATION.

	2.	To ratify the selection of Weaver & Martin, LLC as auditors for the fiscal year ending April 30, 2009.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SHAREHOLDER RATIFICATION OF WEAVER & MARTIN, L.L.C. AS OUR INDEPENDENT PUBLIC ACCOUNTANT.

	3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

-	The Proxy Statement will be available at www.butlernational.com/proxy.htm

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A shareholder may request a copy of the proxy statement, annual report to shareholders, and form of proxy, relating to all of Butler National Corporation future shareholder meetings and for the annual shareholder meeting to be held on Tuesday, February 24, 2009 to which the proxy materials being furnished relate by calling 913-780-9595, or via email at proxy@butlernational.com, or at www.butlernational.com/investorform.htm.

ADDITIONAL DEFINITIVE MATERIALS:
BUTLER NATIONAL CORPORATION PROXY SOLICITED BY BOARD OF DIRECTORS For February 24, 2009 Annual Meeting of Shareholders

The undersigned hereby appoints Christopher J. Reedy and Clark D. Stewart, or either of them, Proxies with full power of substitution to vote all shares of stock of Butler National Corporation of record in the name of the undersigned at the close of business on January 6, 2009, at the Annual Meeting of Shareholders of Butler National Corporation to be held on February 24, 2009 or any adjournment or adjournments hereby revoking all former proxies:

ELECTION OF ONE DIRECTOR for a term of three (3) years	____For the nominee listed below (except as marked to the contrary)	____ WITHOUT AUTHORITY for the nominee listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)
Class II Director: David B. Hayden

RATIFY THE SELECTION OF WEAVER & MARTIN, L.L.C. AS AUDITORS
_____ For	_____ Against	_____ Abstain

(MUST BE SIGNED ON OTHER SIDE)

WITHOUT LIMITING THE AUTHORITY GRANTED HEREIN, THE ABOVE NAMED PROXIES ARE EXPRESSLY AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL OTHER MATTERS THAT ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
_____ For	_____ Against	_____ Abstain

THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSAL IF THERE ARE NO SPECIFICATIONS. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL.

Date: ___________________________, 2009
____________________________
(Signature)
____________________________
(Signature if jointly held)

Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.